Exhibit 23(j) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the use in Post-Effective Amendment No. 37 to Registration Statement 33 of Federated GNMA Trust of our report dated March 9, 2001 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.

Boston, Massachusetts
March 23, 2001